Convertible Debt Instrument	12 Months Ended
Dec. 31, 2020
Disclosure of borrowings [text block] [Abstract]
CONVERTIBLE DEBT INSTRUMENT
20.	CONVERTIBLE DEBT INSTRUMENT

Group and Company

Planwise Convertible Loan Notes 2016

From the date of the reverse acquisition a convertible loan note of $273k was in existence as detailed in the Admission Document dated 31 March 2014. Proceeds of the subscriptions for the notes are to be used exclusively to finance the Company’s on-going working capital requirements. The terms of the loan note are that the loan notes, plus accrued interest at a rate of 4 per cent above Bank of England base rate per annum, will convert into ordinary shares in the Company at a price of £0.10 per share at the election of Planwise any time after the second anniversary of the readmission to AIM on 24 April 2014. The Company considers this to be a Convertible Debt Instrument as detailed in the policy described at note 2 as a result of the fact that the Company is obligated to repay the capital amount and the interest of the loan, and Planwise has the right to settle the obligation via a cash settlement and is not limited to settling the obligation in shares in the Company.

Accounting for the convertible debt instrument

The net proceeds received from the issue of the Planwise Convertible Loan Note has been recorded as a debt liability in the balance sheet and the accrued interest charged to the income statement and the debt liability. The liability for the convertible debt instrument is;

Planwise Convertible Loan Note

	Year ended December 31,
	2020	2019	2018
	$000	$000	$000
Convertible loan notes issued	313	302	290
Accrued interest	11	11	11
	324	313	302